Contingencies	6 Months Ended
Jun. 30, 2025
Disclosure of contingent liabilities [abstract]
Contingencies
Note 10 - Contingencies
Chugai Patent Infringement Complaint
In 2024, Chugai filed a lawsuit in the Tokyo District Court, Japan against AbbVie’s and Genmab’s subsidiaries in Japan asserting that their activities with EPKINLY (epcoritamab) in Japan infringe two Japanese patents held by Chugai, JP6278598 and JP6773929. Chugai is claiming damages and injunctive relief.
Genmab and AbbVie believe that the two Japanese patents are invalid and not infringed and are vigorously defending against the lawsuit, and thus no provision has been recorded related to this matter.
AbbVie Rina-S Trade Secret Complaint
During the first quarter of 2025, AbbVie filed a complaint in the U.S. District Court for the Western District of Washington (Seattle) naming Genmab A/S; ProfoundBio US Co.; ProfoundBio (Suzhou) Co., Ltd.; and former AbbVie employees as defendants. AbbVie alleges that the defendants have misappropriated AbbVie’s alleged trade secrets relating to the use of disaccharides to improve the hydrophilicity of drug-linkers in ADCs in connection with Rina-S and other ADC pipeline products of ProfoundBio. AbbVie is seeking damages and broad injunctive reliefs. AbbVie is not asserting or enforcing any patent rights against the defendants, and to Genmab’s knowledge, AbbVie has not pursued any development of products incorporating their alleged trade secrets.
Genmab categorically refutes these allegations and will vigorously defend the company against AbbVie’s claims, and thus no provision has been recorded related to this matter.